Exhibit 10.1

SOVEREIGN BANK — LOAN NO. 17003864 (REVOLVING CREDIT FACILITY)

SOVEREIGN BANK — LOAN NO. 17022096 (TERM LOAN FACILITY — TRANCHE A)

SOVEREIGN BANK — LOAN NO. 17022914 (TERM LOAN FACILITY — TRANCHE B)

SOVEREIGN BANK — LOAN NO. 17025057 (TERM LOAN FACILITY — TRANCHE C)

SOVEREIGN BANK — LOAN NO. 17026550 (TERM LOAN FACILITY — TRANCHE D)

SOVEREIGN BANK — LOAN NO.                  (TERM LOAN FACILITY — TRANCHE E)

SIXTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of OCTOBER 11, 2012 (the “Effective Date”), is by and between SOVEREIGN BANK, a Texas state bank (together with its successors and assigns, “Lender”) and TGC INDUSTRIES, INC., a Texas corporation (“Debtor”).

RECITALS

WHEREAS, Debtor and Lender entered into that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of SEPTEMBER 16, 2009 (as amended, modified, and restated from time to time, the “Agreement”), pursuant to which Lender agreed to make certain credit facilities available to Debtor on the terms and conditions set forth therein; and

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. Notwithstanding the foregoing, Section 1(a) of the Agreement is hereby amended in its entirety to read as follows:

(n)                                 “Note” means, individually and collectively, any promissory note evidencing all or part of the Indebtedness from time to time, as any such Note may be amended, modified or restated from time to time (including, but not limited to, (i) the AMENDED AND RESTATED PROMISSORY NOTE dated as of SEPTEMBER 16, 2009 in the principal amount of FIVE MILLION AND NO/100 DOLLARS ($5,000,000,00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Revolving Credit Note”), (ii) the PROMISSORY NOTE dated as of SEPTEMBER 16, 2010 in the principal amount of ONE MILLION NINE HUNDRED EIGHTY-EIGHT THOUSAND NINE HUNDRED TEN AND NO/100 DOLLARS ($1,988,910.00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note – Tranche A”), (iii) the PROMISSORY NOTE dated as of DECEMBER 30, 2010 in the principal amount of TWO MILLION NINE HUNDRED EIGHTY-SIX THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($2,986,200.00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note —Tranche B”), (iv) the PROMISSORY NOTE dated as of AUGUST 31, 2011 in the principal amount of SIX MILLION SEVEN HUNDRED SIXTY- FIVE THOUSAND SIX HUNDRED NINETEEN AND 22/100 DOLLARS ($6,765,619.22) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche C”), (v) the PROMISSORY NOTE dated as of JANUARY 26, 2012 in the principal amount of SEVEN MILLION SEVEN HUNDRED ONE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($7,701,800,00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche D”); and (vi) the PROMISSORY NOTE dated as of OCTOBER 11, 2012 in the principal amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000,00) executed by Debtor and payable to the order of Lender (as such promissory note may be amended, modified or restated from time to time, the “Term Note — Tranche E”)).

2.                                      Amendment to Section 2(c) of Agreement. Section 2(c) of the Agreement is hereby amended in its entirety to read as follows:

(c)           Term Loan Facilities. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, (x) Lender hereby agrees to lend to Debtor in a single advance no aggregate sum not to exceed ONE MILLION NINE HUNDRED EIGHTY-EIGHT THOUSAND NINE HUNDRED TEN AND NO/100 DOLLARS ($1,988,910.00) (the “Term Loan Facility — Tranche A”) on SEPTEMBER 16, 2010 and continuing until: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) SEPTEMBER 16, 2013; or (iii) such other date as may be established by a written instrument between Debtor and Lender from time to time (the “Term Maturity Date — Tranche A”), (y) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed TWO MILLION NINE HUNDRED EIGHTY-SIX THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($2,986,200.00) (the “Term Loan Facility — Tranche B”) on DECEMBER 30, 2010 and continuing until: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) DECEMBER 30, 2013; or (iii) such other date as may be established by a written instrument between Debtor and Lender from time to time (the “Term Maturity Date — Tranche B”), (z) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed SIX MILLION SEVEN HUNDRED SIXTY-FIVE THOUSAND SIX HUNDRED NINETEEN AND 22/100 DOLLARS ($6,765,619.22) (the “Term Loan Facility — Tranche C”) on AUGUST 31, 2011 and continuing until: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) AUGUST 31, 2014; or (iii) such other date as may he established by a written instrument between Debtor and Lender from time to time (the “Term Maturity Date — Tranche C”), (aa) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed SEVEN MILLION SEVEN HUNDRED ONE THOUSAND EIGHT HUNDRED AND NO/100 DOLLARS ($7,701,80100) (the “Term Loan Facility — Tranche D,” and together with the Term Loan Facility — Tranche C, the “Term Loan Facility”) on JANUARY 26, 2012 and continuing until: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) JANUARY 26, 2017; or (iii) such other date as may be established by a written instrument between Debtor and Lender from time to time (the “Term Maturity Date — Tranche D”), and (bb) Lender hereby agrees to lend to Debtor in a single advance an aggregate sum not to exceed SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) (the “Term Loan Facility — Tranche E,” and together with the Term Loan Facility — Tranche A, the Term Loan Facility — Tranche B, the Term Loan Facility — Tranche C, and the Term Loan Facility — Tranche D, the “Term Loan Facility”) on OCTOBER 11, 2012 and continuing until: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; (ii) OCTOBER 11, 2015; or (iii) such other date as may be established by a written instrument between Debtor and Lender from time to time (the “Term Maturity Date — Tranche E”).

3.                                      Amendment to Section 3 of Agreement.  Section 3 of the Agreement is hereby amended in its entirety to read as follows:

3.                                      Promissory Notes, Rate and Computation of Interest.  (i) the Revolving Credit Facility shall be evidenced by the Revolving Credit Note, (ii) the Term Loan Facility —Tranche A shall be evidenced by the Term Note — Trench A, (iii) the Torm Loan Facility — Trench B shall be evidenced by the Term Note — Tranche B, (iv) the Term Loan Facility — Tranche C shall be evidenced by the Term Note — Tranche C, (v) the Term Loan Facility — Tranche D shall he evidenced by the Term Note —Tranche D), and (vi) the Term Loan Facility —Tranche B shall be evidenced by the Term Note— Tranche E. Interest on each Note shall accrue at the rates set forth therein. The principal of and interest on each Note shall be due and payable in accordance with the terms and conditions set forth in such Note and in this Agreement.

4.                                      Addition of New Section 8(c). A new Section 8(c) is hereby added to the Agreement in the correct location as follows:

(c)                                  Tangible Net Worth. Debtor will maintain a Tangible Net Worth of not loss than FIFTY-FIVE MILLION AND N0/100 DOLLARS ($55,000,000,00) (as of the end of each calendar quarter). As soon as available and in any event within FORTY-FIVE (45) days of the end of each calendar quarter, Debtor shall provide Lender with a certificate of compliance together with such supporting information as Lender may reasonable require. “Tangible Not Worth” means, at any particular time, all amounts which, in conformity with GAAP, would he included as equity on a balance sheet of a Person; provided, however, there shall be excluded therefrom: (1) any amount at which the equity of such Person appears as an asset on such Person’s balance sheet, (2) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (3) patents, trademarks, trade names, and copyrights, (4) deferred expenses, (5) loans and advances to any equity holder, director, officer, or employee of the Person or any affiliate of such Person, and (6) all other assets which are properly classified as intangible assets.

5.                                      Grant of Security Interest. Lender and Debtor agree that (a) a separate and distinct portion of the Collateral shall secure the Revolving Credit Facility, and (b) a separate and distinct portion of the Collateral shall secure the Term Loan Facility. Accordingly, as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness arising under the Revolving Credit Facility, Debtor hereby re-pledges to and re-grants Lender, a security interest in, all of Debtor’s right, title and interest in the Collateral described in Sections 1 (d)(i), (iii) and (iv) of the Agreement, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Indebtedness arising under the Term Loan Facility, Debtor hereby pledges to and grants Lender, and re-pledges to and re-grants Lender, a security interest in, all of Debtor’s right, title and interest in the Collateral described in Section 1(d)(ii), (iii) and (iv) of the Agreement, whether now owned by Debtor or hereafter acquired and whether now existing or hereafter coming into existence.

6.                                      Amendment to Exhibit 1(d) to Agreement. Exhibit 1(d) to the Agreement is hereby amended in its entirety in the form of Exhibit 1(d) attached hereto.

7.                                      Conditions Precedent. The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request, including, without limitation, the Term Note — Tranche E.

8.                                      Payment Expenses. Debtor agrees to pay all reasonable attorneys’ fees of Lender in connection with the drafting and execution of this Amendment;

9.                                      Ratifications. Except as expressly modified and superseded by this Amendment, the Agreement and the other Loan Documents are ratified and confirmed and continue in full force and effect. The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms. Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the indebtedness arising under the Loan Documents. Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future collateral. The terms, conditions and provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

10.                               Representations, Warranties and Confirmations. Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, and (e) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

11.                                              Release. Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and that Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender. To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, Debtor hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

12.                                              Multiple Counterparts. This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement. Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

13.                                              Reference to Loan Documents. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to any Loan Document shall mean and refer to such Loan Document as amended hereby.

14.                                              Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

15.                                              Marlins. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS THE SAME MAY BE AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

LENDER:		ADDRESS:

SOVEREIGN BANK		6060 Sherry Lane
Dallas, TX 75225

By:	/s/ Stephanie Baird Velasquez
Name:	Stephanie Baird Velasquoz
Title:	Area President

With copies of notices to:		GARDERE WYNNE SEWELL LLP
1601 Elm Street, Suite 3000
Dallas, TX 75201-4761
Attention: Steven S. Camp

DEBTOR:		ADDRESS:

TGC INDUSTRIES, INC.		101 E. Park Blvd., Suite 955
Plano, TX 75074

By:	/s/ Wayne Whitener
Name:	Wayne Whitener
Title:	President & CEO